                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

  / /  Preliminary Proxy Statement

  / / Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  /X/  Definitive Proxy Statement

  / /  Definitive Additional Materials

  / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           IRON MOUNTAIN INCORPORATED
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

  /X/  No Fee Required

  / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

  / /  Fee paid previously with preliminary materials.

  / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                           IRON MOUNTAIN INCORPORATED
                              745 ATLANTIC AVENUE
                          BOSTON, MASSACHUSETTS 02111

                 NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 24, 2001

To the Shareholders of
    IRON MOUNTAIN INCORPORATED:

    Iron Mountain Incorporated will hold its 2001 Annual Meeting of Shareholders at the offices of Sullivan & Worcester LLP, One Post Office Square, 23rd Floor, Boston, Massachusetts, on May 24, 2001 at 10:00 a.m. local time for the following purposes:

     1. To elect three Class I Directors for a three-year term or until their successors are elected and qualified;

     2. To ratify the selection by the Board of Directors of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2001; and

     3. To transact such other business as may properly come before the meeting.

    Attached to this notice is a Proxy Statement relating to the proposals to be considered at the Annual Meeting. The Board of Directors has fixed the close of business on April 6, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. In the event that the Annual Meeting is adjourned for at least 15 days due to the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although otherwise less than a quorum, shall constitute a quorum for the purpose of acting upon any matter set forth in this notice.

    Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the Annual Meeting. You may revoke your proxy at any time prior to its exercise or by attending the Annual Meeting and voting in person.

    All shareholders are cordially invited to attend the meeting.

                                          By order of the Board of Directors,

                                          GARRY B. WATZKE, SECRETARY

Boston, Massachusetts
April 24, 2001

                           IRON MOUNTAIN INCORPORATED
                              745 ATLANTIC AVENUE
                          BOSTON, MASSACHUSETTS 02111

                                PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 24, 2001

                              GENERAL INFORMATION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Iron Mountain Incorporated for use at the Annual Meeting of Shareholders to be held on May 24, 2001 or at any adjournment or postponement thereof.

    The Company's Annual Report to Shareholders for the year ended December 31, 2000 is being mailed to shareholders with the mailing of this Proxy Statement on or about April 24, 2001.

    Iron Mountain will bear all costs of solicitation of proxies. In addition to solicitations by mail, the Company's Directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopier and personal interviews. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of shares held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

REVOCABILITY OF PROXIES

    Any shareholder giving a proxy in the enclosed form has the power to revoke it at any time before it is exercised. You may revoke your proxy by delivering to the Secretary of the Company at the address given above a written notice of revocation or another duly executed proxy bearing a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

RECORD DATE, VOTING AND SHARE OWNERSHIP

    Iron Mountain's Common Stock is the only class of voting securities outstanding and entitled to vote at the Annual Meeting. On April 6, 2001, the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, 55,560,196 shares of Common Stock were outstanding and entitled to vote. Each share is entitled to one vote on each matter.

    The presence at the Annual Meeting, in person or by proxy, of shareholders entitled to cast at least a majority of the votes that all shareholders are entitled to cast at the Annual Meeting will constitute a quorum. Shares represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Shares represented by "broker non-votes" will not be treated as present for purposes of determining a quorum. A broker non-vote occurs on an item when a broker identified as the record holder of shares is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction has been received.

    A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be counted "For" the election of the nominees for Director listed herein and in favor of the other matters set forth in the Notice of Annual Meeting accompanying this Proxy Statement. Abstentions and broker non-votes do not affect the election of the Directors or the ratification of the accountants.

EXPLANATORY NOTE

    On February 1, 2000, Iron Mountain Incorporated, a Delaware corporation, acquired Pierce Leahy Corp., a Pennsylvania corporation. The acquisition was structured as a reverse merger with Pierce Leahy surviving and immediately changing its name to Iron Mountain Incorporated. Immediately after the merger former stockholders of Iron Mountain owned approximately 65% of the Company's Common Stock. Because of this share ownership, Iron Mountain is considered the acquiring entity for accounting purposes. The terms "Iron Mountain" or the "Company" used herein refer to both Iron Mountain Incorporated, prior to the merger, and the combined company after the merger.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information known to the Company with respect to beneficial ownership of Common Stock by (i) each Director, (ii) the Chief Executive Officer and the other four most highly compensated executive officers in the Company (the "Named Executive Officers"), (iii) all Directors and Named Executive Officers as a group and (iv) each other shareholder known by the Company to be the beneficial owner of more than five percent of the Common Stock. Such information is presented as of March 1, 2001, except as otherwise indicated.

                                                                 AMOUNT OF BENEFICIAL
                                                                     OWNERSHIP(1)
                                                              --------------------------
NAME                                                            SHARES     PERCENT OWNED
----                                                          ----------   -------------
DIRECTORS AND EXECUTIVE OFFICERS
C. Richard Reese(2).........................................   1,689,458         3.0%
John F. Kenny, Jr.(3).......................................     238,670           *
Harold E. Ebbighausen(4)....................................      34,386           *
Robert G. Miller(5).........................................      51,514           *
Clarke H. Bailey(6).........................................      60,371           *
Constantin R. Boden(7)......................................      37,220           *
Kent P. Dauten(8)...........................................   1,265,127         2.3%
Eugene B. Doggett(9)........................................      18,400           *
B. Thomas Golisano(10)......................................   1,243,440         2.2%
J. Peter Pierce(11).........................................   5,805,611        10.5%
Arthur D. Little(12)........................................      44,665           *
Howard D. Ross(13)..........................................       2,200           *
Vincent J. Ryan(14).........................................   5,102,025         9.2%
All Directors and executive officers as a group (13
  persons)(15)..............................................  14,718,838        26.5%

FIVE PERCENT SHAREHOLDERS
Thomas W. Smith(16).........................................   3,858,673         7.0%
Thomas N. Tryforos(17)......................................   3,105,391         5.6%
T. Rowe Price Associates, Inc.(18)..........................   3,924,220         7.1%

------------------------

* Less than 1%

(1) Except as otherwise indicated, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Mr. Reese is a Director and the Chairman of the Board, Chief Executive Officer and President of the Company. Includes 25,164 shares of Common Stock held in trusts for the benefit of Mr. Reese's children, as to which Mr. Reese disclaims beneficial ownership. Also includes 874,249 shares of Common Stock as to which Mr. Reese shares beneficial ownership with Schooner Capital LLC ("Schooner") as a result of a 1988 deferred compensation arrangement, as amended, between Schooner and Mr. Reese relating to Mr. Reese's former services as President of the predecessor corporation to Schooner. Pursuant to such arrangement, upon the earlier to occur of
    (i) Schooner's sale or exchange of substantially all of the shares of Common Stock held by Schooner or (ii) the cessation of Mr. Reese's employment with the Company, Schooner is required to transfer such shares of Common Stock to Mr. Reese or remit to Mr. Reese cash in an amount equal to the then current fair market value of such shares of Common Stock. Schooner has agreed to vote the shares of Common Stock subject to such arrangement at the direction of Mr. Reese.

(3) Mr. Kenny is the Executive Vice President, Chief Financial Officer and a Director of the Company. Includes 226,427 shares that Mr. Kenny has the right to acquire pursuant to currently exercisable options.

(4) Mr. Ebbighausen is the President of Arcus Data Security, Inc. Includes 33,260 shares that Mr. Ebbighausen has the right to acquire pursuant to currently exercisable options.

(5) Mr. Miller is the President of Iron Mountain Records Management, Inc. All 51,514 shares are shares that Mr. Miller has the right to acquire pursuant to currently exercisable options.

(6) Mr. Bailey is a Director of the Company. Includes 5,900 shares that Mr. Bailey has the right to acquire pursuant to currently exercisable options.

(7) Mr. Boden is a Director of the Company. Includes 5,900 shares that Mr. Boden has the right to acquire pursuant to currently exercisable options.

(8) Mr. Dauten is a Director of the Company. Includes 5,900 shares that Mr. Dauten has the right to acquire pursuant to currently exercisable options.

(9) Mr. Doggett is a Director of the Company. Includes 5,900 shares that Mr. Doggett has the right to acquire pursuant to currently exercisable options.

(10) Mr. Golisano is a Director of the Company. Includes 11,327 shares that Mr. Golisano has the right to acquire pursuant to currently exercisable options.

(11) The information is presented as of December 31, 2000, and is based on a
    Schedule 13G filed with the Securities and Exchange Commission (the "Commission") on February 14, 2001. Mr. Pierce is a Director of the Company. Includes 1,435 shares that Mr. Pierce has the right to acquire pursuant to currently exercisable options. Also includes 5,786,026 shares held in a voting trust pursuant to a Voting Trust Agreement dated June 24, 1997 (as amended or restated from time to time, the "Voting Trust"). Mr. Pierce, as sole trustee of the Voting Trust, holds the power to vote the shares held in the Voting Trust. The beneficial owners of the interests in the Voting Trust have the right to dispose of the shares to which they have beneficial interests. In addition to the 928,401 shares owned directly by Mr. Pierce that are held in the Voting Trust, Mr. Pierce directly owns 18,150 shares that are not subject to the Voting Trust. Mr. Pierce's address is 209 West Lancaster Avenue, Suite 101, Paoli, Pennsylvania 19301.

(12) Mr. Little is a Director of the Company. Includes 37,500 shares held by The Little Family Trust, as to which Mr. Little disclaims beneficial ownership, as well as 5,900 shares that Mr. Little has the right to acquire pursuant to currently exercisable options.

(13) Mr. Ross is a Director of the Company. All 2,200 shares are shares that Mr. Ross has the right to acquire pursuant to currently exercisable options.

(14) Mr. Ryan is a Director of the Company. Includes 5,900 shares that Mr. Ryan has the right to acquire pursuant to currently exercisable options. Also includes (i) 2,736,076 shares of Common Stock held by Schooner, as to which Mr. Ryan has sole voting power and investment power as the Chairman of the Board of Schooner and the principal stockholder of Schooner Capital Trust, the sole member of Schooner; (ii) 6,000 shares held in a trust for the benefit of Mr. Ryan's heirs, as to which Mr. Ryan disclaims beneficial ownership except to the extent of his pecuniary interest therein; and (iii) 55,500 shares held by The Schooner Foundation as to which Mr. Ryan disclaims beneficial ownership. Mr. Ryan's address is c/o Schooner Capital LLC, 745 Atlantic Avenue, Boston, Massachusetts 02111.

(15) Includes 361,563 shares that Directors and executive officers have the right to acquire pursuant to currently exercisable options.

(16) This information is presented as of December 31, 2000, and is based solely on a Schedule 13G filed with the Commission on February 14, 2001. Mr. Smith has sole voting and dispositive power over 777,033 shares and has shared voting and dispositive power over 3,081,640 shares with Mr. Tryforos. The address of Mr. Smith is 323 Railroad Avenue, Greenwich, Connecticut 06830.

(17) This information is presented as of December 31, 2000, and is based solely on a Schedule 13G filed with the Commission on February 14, 2001.
    Mr. Tryforos has sole voting and dispositive power over 23,751 shares and has shared voting and dispositive power over 3,081,640 shares with Mr. Smith. The address of Mr. Tryforos is 323 Railroad Avenue, Greenwich, Connecticut 06830.

(18) This information is presented as of December 31, 2000, and is based solely on a Schedule 13G filed with the Commission on February 8, 2001. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as independent advisor with power to direct investments and/or sole power to vote the securities. Price Associates has sole voting power over 781,500 shares and sole dispositive power over 3,924,220 shares, but disclaims beneficial ownership as to all of these shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

                                     ITEM 1
                             ELECTION OF DIRECTORS

    The Board of Directors currently consists of eleven Directors. There are three classes of Directors who serve for a three-year term and are elected on a staggered basis, one class of Directors standing for election each year. The term of the Class I Directors, Clarke H. Bailey, Constantin R. Boden and Eugene
B. Doggett, will expire at the Annual Meeting; the term of the Class II Directors, B. Thomas Golisano, John F. Kenny, Jr., Howard D. Ross and Vincent J. Ryan, will expire at the 2002 Annual Meeting of Shareholders; and the term of the Class III Directors, Kent P. Dauten, Arthur D. Little, J. Peter Pierce and
C. Richard Reese, will expire at the 2003 Annual Meeting of Shareholders. Directors of each class hold office until the third annual meeting of the shareholders of the Company following their election or until their successors are elected and qualified.

    At the Annual Meeting, the three Class I Directors are to be elected to serve until the Company's 2004 Annual Meeting of Shareholders, or until their successors are elected and qualified. The Board of Directors has selected as nominees the current Class I Directors of the Company, Clarke H. Bailey, Constantin R. Boden and Eugene B. Doggett. Each has agreed to serve if elected, and management has no reason to believe that any of the nominees will be unavailable to serve.

    The Company's executive officers were last elected on June 1, 2000. At a meeting to be held immediately following the Annual Meeting, the Board of Directors currently intends to elect executive officers of the Company. All executive officers hold office at the discretion of the Board of Directors until the first meeting of the Board of Directors following the next annual meeting of shareholders or until their successors are chosen and qualified. Except for T. Anthony Ryan, the Company's Vice President, Real Estate, and Vincent J. Ryan, a Class II Director, who are brothers, there are no family relationships between or among any of the Company's officers or Directors.

REQUIRED VOTE

    The affirmative vote of holders of a plurality of the votes properly cast at the Annual Meeting is required to elect each Class I Director. For purposes of determining which nominees receive a plurality, only those cast "For" or "Against" are included, and any abstentions or broker non-votes will not count in making that determination.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW TO SERVE AS CLASS I DIRECTORS OF IRON MOUNTAIN UNTIL THE 2004 ANNUAL MEETING OF SHAREHOLDERS, OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

    Set forth below are the name and age of each Class I Director, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a Director, as of March 12, 2001.

                                              PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE
NOMINEE                                                 DURING THE PAST FIVE YEARS
-------                                ------------------------------------------------------------
Clarke H. Bailey                       Mr. Bailey is a Class I Director of the Company, a position
Age 46                                 he has held since January 1998. He is Co-Chairman and
                                       Director of Highgate Capital LLC, a private equity firm, and
                                       Chairman, Chief Executive Officer and a Director of
                                       ShipXact.com, Inc., a private fulfillment and distribution company. Mr. Bailey also serves as Chairman and a Director of Glenayre Technologies, Inc., a manufacturing company in the wireless communications industry. Mr. Bailey was the
                                       Chairman and Chief Executive Officer of each of Arcus Group,
                                       Inc., United Acquisition Company and Arcus Technology
                                       Services, Inc. from 1995 until their acquisition by Iron
                                       Mountain in January 1998. He is also a Director of
                                       Connectivity Technologies Inc., Swiss Army Brands, Inc. and
                                       SWWT, Inc. (formerly known as Sweetwater, Inc.). He holds a
                                       Master of Business Administration degree from The Wharton
                                       School, University of Pennsylvania.

Constantin R. Boden                    Mr. Boden is a Class I Director of the Company, a position
Age 64                                 he has held since December 1990. Mr. Boden is the principal of Boden Partners LLC and chairman of the advisory board of
                                       Boston Capital Ventures, a risk capital concern. For 34
                                       years, until January 1995, Mr. Boden was employed by The
                                       First National Bank of Boston, most recently as Executive
                                       Vice President, International Banking. He holds a Master of
                                       Business Administration degree from Harvard Business School.

Eugene B. Doggett                      Mr. Doggett is a Class I Director of the Company, a position
Age 64                                 he has held since 1990. From 1987 until May 1997, Mr.
                                       Doggett was the Chief Financial Officer of Iron Mountain,
                                       and from 1990 until May 1998, Mr. Doggett was an Executive
                                       Vice President of Iron Mountain. Mr. Doggett is also a
                                       Director of Mac-Gray Corporation, a publicly held supplier of card and coin-operated laundry services in multiple
                                       housing facilities. Prior to joining Iron Mountain, he had extensive experience in commercial and investment banking, as well as financial and general management experience at
                                       senior levels. He holds a Master of Business Administration degree from Harvard Business School.

    Set forth below are the name and age of each other Director and executive officer of the Company, his principal occupation and business experience during the past five years and the names of certain other companies of which he served as a Director, as of March 12, 2001.

                                              PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE
NAME                                                    DURING THE PAST FIVE YEARS
----                                   ------------------------------------------------------------
B. Thomas Golisano                     Mr. Golisano is a Class II Director of the Company, a
Age 59                                 position he has held since June 1997. Mr. Golisano was
                                       Chairman of Safesite Records Management Corporation until
                                       its acquisition by Iron Mountain in June 1997. He founded
                                       Paychex Inc., a publicly held, national payroll service
                                       company, in 1971 and serves as its Chairman, President and
                                       Chief Executive Officer. Mr. Golisano serves on the Board of
                                       Trustees of Rochester Institute of Technology and on the
                                       boards of several privately held companies. He has also
                                       served on the boards of numerous non-profit organizations
                                       and is the founder of the B. Thomas Golisano Foundation.

John F. Kenny, Jr.                     Mr. Kenny is a Class II Director, a position he has held
Age 43                                 since March 1, 2000. He is also the Executive Vice President and Chief Financial Officer of the Company, positions he has held since May 1997. Mr. Kenny joined Iron Mountain in 1991 and held a number of operating positions before assuming the position of Vice President of Corporate Development in 1995.
                                       Prior to 1991, Mr. Kenny was a Vice President of CS First
                                       Boston Merchant Bank, New York, with responsibility for risk capital investments. Mr. Kenny has also served as a Director and the Treasurer of Professional Records and Information
                                       Services ("PRISM"), a trade group of approximately 530
                                       members. He holds a Master of Business Administration degree from Harvard Business School.

Howard D. Ross                         Howard D. Ross is a Class II Director of the Company, a
Age 49                                 position he has held since February 2000. In 1999, Mr. Ross was involved in the formation, and is currently a partner, of LLR Equity Partners, L.P., a venture capital fund. From
                                       1984 to October 1999, he was a partner at Arthur Andersen
                                       LLP. He is also a Director of PRWW, Ltd., a provider of
                                       clinical testing and software services primarily to the
                                       pharmaceutical industry, and of VerticalNet, Inc., a
                                       provider of e-commerce solutions to businesses in various
                                       vertical markets. Mr. Ross holds a Bachelor of Science
                                       degree in economics from The Wharton School, University of
                                       Pennsylvania, and is a Certified Public Accountant.

                                              PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE
NAME                                                    DURING THE PAST FIVE YEARS
----                                   ------------------------------------------------------------
Vincent J. Ryan                        Mr. Ryan is a Class II Director of the Company, a position
Age 65                                 he has held for over ten years. Mr. Ryan is the founder of
                                       Schooner Capital LLC ("Schooner") and its predecessor,
                                       Schooner Capital Corporation. Mr. Ryan has served as the
                                       Chairman and Chief Executive Officer of Schooner since 1971, and as its President from 1971 to 1985 and from 1996 to
                                       1999. Prior to November 1995, Mr. Ryan served as Chairman of
                                       Iron Mountain's Board of Directors.

Kent P. Dauten                         Mr. Dauten is a Class III Director of the Company, a
Age 45                                 position he has held since November 1997. He also serves as
                                       President of Keystone Capital, Inc., a management and
                                       consulting advisory service firm, a position he has held
                                       since March 1994. In February 1995, Mr. Dauten founded
                                       HIMSCORP, Inc. (d/b/a Records Masters) and served as its
                                       President until its acquisition by Iron Mountain in November
                                       1997. Mr. Dauten currently serves as a Director of Health
                                       Management Associates, Inc., a hospital management firm. Mr.
                                       Dauten holds a Master of Business Administration degree from
                                       Harvard Business School.

Arthur D. Little                       Mr. Little is a Class III Director of the Company, a
Age 57                                 position he has held since November 1995. Mr. Little is a
                                       principal of A & J Acquisition Company, Inc., which he
                                       founded in 1996. Prior to that, he was Managing Director of and also a partner in Narragansett Capital, Inc., a private investment firm. He holds a Bachelor of Arts degree in
                                       history from Stanford University.

J. Peter Pierce                        J. Peter Pierce is a Class III Director of the Company, a
Age 55                                 position he has held since February 2000. From February 1,
                                       2000 until his resignation in June, 2000, he was also the
                                       President of the Company. Prior to the merger with Pierce
                                       Leahy, Mr. Pierce had been the President and Chief Executive
                                       Officer of Pierce Leahy since 1995, and a Director of Pierce
                                       Leahy since the early 1970s. Mr. Pierce is the Chairman and
                                       Chief Executive Officer of Telespectrum Worldwide, Inc., a
                                       publicly traded teleservices company. Mr. Pierce is also
                                       founder and principal partner in Pioneer Capital, L.P., a
                                       venture capital company. Mr. Pierce attended the University of Pennsylvania and served in the United States Marine
                                       Corps.

                                              PRINCIPAL OCCUPATIONS AND BUSINESS EXPERIENCE
NAME                                                    DURING THE PAST FIVE YEARS
----                                   ------------------------------------------------------------
C. Richard Reese                       Mr. Reese is a Class III Director, Chairman of the Board, a
Age 55                                 position he has held since November 1995, and the Chief
                                       Executive Officer of the Company, a position he has held
                                       since 1981, and has been a Director of the Company since
                                       1990. He is also President of the Company, a position he has held since J. Peter Pierce's resignation in June 2000 and
                                       previously held from 1981 until November 1985. Mr. Reese is a member of the investment committee of Schooner, a
                                       shareholder in the Company. Prior to joining Iron Mountain,
                                       Mr. Reese lectured at Harvard Business School in
                                       "Entrepreneurship" and provided consulting services to
                                       small- and medium-sized emerging enterprises. Mr. Reese has also served as the President and a Director of PRISM. He
                                       holds a Master of Business Administration degree from
                                       Harvard Business School.

Harold E. Ebbighausen                  Mr. Ebbighausen is an Executive Vice President of the
Age 46                                 Company and the President of Arcus Data Security, Inc., a
                                       subsidiary of the Company. Mr. Ebbighausen has been an
                                       Executive Vice President of the Company since May 1998 and has been the President of Arcus Data Security, Inc. since
                                       July 1998. Mr. Ebbighausen was a Vice President of Data
                                       Security Services of Iron Mountain from September 1996
                                       through June 1997. Prior to joining Iron Mountain, Mr.
                                       Ebbighausen was Vice President of Data Management Services
                                       with INSCI Corporation, a software provider for computer
                                       output and data storage solutions to optical and CD
                                       technology. Previously, he held a number of field management positions with Anacomp, Inc., a service bureau provider in the micrographics industry.

Robert G. Miller                       Mr. Miller was appointed the President of Iron Mountain
Age 44                                 Records Management, Inc., a subsidiary of the Company, on
                                       March 12, 2001 and had served as the Senior Vice President and Chief Operating Officer of Iron Mountain Records
                                       Management, Inc. from July 2000 until his appointment as
                                       President. Prior to July 2000 Mr. Miller was an Executive
                                       Vice President of Iron Mountain Records Management, Inc., a
                                       position that he had held since December 1996. Mr. Miller
                                       joined Iron Mountain in 1988 and held various positions,
                                       including District Manager from 1988 through 1991 and
                                       Regional Vice President from 1991 through 1996. Prior to
                                       1988, Mr. Miller was employed as a District Manager at Bell
                                       & Howell Records Management Company.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

    During the fiscal year ended December 31, 2000, the Board of Directors of the Company held three regular meetings, and took two actions by written consent. Each incumbent Director who was then in office (other than Mr. Golisano who was unable to attend two of the three Board meetings), attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees thereof on which such Director served. The Board of Directors of the Company has a standing Audit Committee, Executive Committee and Compensation Committee, and a Stock Incentive Plan Subcommittee of the Compensation Committee (the "Option Plan Subcommittee"). The Company does not have a nominating committee. During the fiscal year ended December 31, 2000, the Audit Committee held nine meetings, the Executive Committee held one meeting and took one action by written consent, the Compensation Committee held four meetings and the Option Plan Subcommittee held two meetings.

    The Audit Committee consists of three members, Messrs. Boden (Chairman), Little and Dauten, each of whom is independent as defined by applicable New York Stock Exchange listing standards. The Committee selects and evaluates the Company's independent auditors, reviews the audited financial statements and discusses the adequacy of the Company's internal controls with management and the auditors, among other actions taken to meet its responsibilities as set forth in its charter. The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is included as Appendix A to this Proxy Statement.

    The Executive Committee consists of Messrs. Ryan (Chairman), Reese and Bailey. Between meetings of the Board of Directors, the Executive Committee exercises all the powers of the Board of Directors in the management and direction of the business and affairs of the Company to the extent not otherwise prohibited by law, the Board of Directors, the Company's Amended and Restated Bylaws or Amended and Restated Articles of Incorporation.

    The Compensation Committee consists of Messrs. Little (Chairman), Boden, Ryan and Bailey. The Compensation Committee provides recommendations to the Board of Directors regarding Iron Mountain's compensation policies and programs and is also responsible for establishing and modifying the compensation for all of the Company's executive officers.

    The Option Plan Subcommittee consists of Messrs. Little (Chairman) and Boden, both of whom are "outside" and "non-employee" directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), respectively. The Option Plan Subcommittee administers the Iron Mountain Incorporated 1995 Stock Incentive Plan (the "1995 Plan") and the Iron Mountain Incorporated 1997 Stock Option Plan (the "1997 Plan"), including the grant of stock options under the 1995 Plan and 1997 Plan to all employees, including executive officers, the Iron Mountain/ATSI 1995 Stock Option Plan, the Iron Mountain Incorporated 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and the Nonqualified Stock Option Plan of Pierce Leahy Corp. and recommends the adoption of, and any amendments to, all stock incentive plans. The Option Plan Subcommittee also administers the Iron Mountain Incorporated Executive Deferred Compensation Plan, a nonqualified deferred compensation plan (the "Executive Deferred Compensation Plan").

DIRECTOR COMPENSATION

    Directors who are employees of the Company do not receive additional compensation for serving as Directors. Each Director who is not an employee of the Company receives an annual retainer fee of $12,000 as compensation for his or her services as a member of the Board of Directors and $500 for attendance at committee meetings ($1,000 per meeting for the Chairman of the committee). In addition, the Company has a program by which it grants its nonemployee Directors options to purchase $200,000 of the Company's Common Stock every three years. Each option is granted under either the 1995 Plan or the 1997 Plan, has an exercise price equal to fair market value (as defined in the relevant Plan) on the date of grant, vests in equal amounts over a period of three years and has a ten year term. All Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof, and for other expenses incurred in their capacities as Directors.

    The Company paid a total of $96,000 in cash for Directors fees in respect of services for 2000.

                             EXECUTIVE COMPENSATION

    The following table provides certain information concerning compensation earned by the Chief Executive Officer the other four most highly compensated executive officers of the Company measured as of December 31, 2000 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                            ANNUAL COMPENSATION                   LONG-TERM COMPENSATION
                                               ---------------------------------------------   ----------------------------
                                                                                               NUMBER OF
                                                                                                 SHARES
                                                                                OTHER ANNUAL   UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION                      YEAR      SALARY     BONUS     COMPENSATION    OPTIONS     COMPENSATION(1)
---------------------------                    --------   --------   --------   ------------   ----------   ---------------
C. Richard Reese.............................    2000     $428,366   $428,000            0            0       $    3,400
  Chairman of the Board and                      1999     $358,000   $250,000            0            0       $    3,200
  Chief Executive Officer                        1998     $308,538   $190,000            0            0       $    4,000

John F. Kenny, Jr............................    2000     $257,019   $231,000            0            0       $    3,400
  Executive Vice President and                   1999     $218,300   $153,000            0       26,765       $    3,200
  Chief Financial Officer                        1998     $192,788   $135,000            0            0       $    2,400

Harold E. Ebbighausen........................    2000     $210,385   $ 82,000            0            0       $    3,199
  President of Arcus Data Security, Inc.         1999     $193,300   $ 80,000            0       35,690       $    3,200
                                                 1998     $148,269   $110,000            0            0       $    2,400

Robert G. Miller.............................    2000     $209,423   $165,000      $74,897       38,663       $    3,051
  President of Iron Mountain                     1999     $153,500   $ 61,400            0       11,150       $    2,983
  Records Management, Inc.                       1998     $137,846   $ 27,570            0            0       $    3,446

J. Peter Pierce(2)...........................    2000     $137,500         --            0        5,740       $1,291,763(3)
  President                                      1999           --         --           --           --               --
                                                 1998           --         --           --           --               --

--------------------------

(1) Reflects the Company's matching contribution to The Iron Mountain Companies 401(k) Plan and The Iron Mountain Profit Sharing/401(k) Plan for each individual. Amounts shown for 2000 are estimated maximum contributions; the final contributions have not yet been calculated.

(2) Mr. Pierce, who became an employee and President of the Company following the merger of Iron Mountain and Pierce Leahy in February 2000, resigned from that office effective June 30, 2000, and is no longer an executive officer of the Company.

(3) Includes the estimated matching contribution of $2,180 and the severance payment of $1,289,583 based on Mr. Pierce's employment agreement.

    The following table sets forth certain information concerning the grant of options to purchase Company Common Stock to the Named Executive Officers during the year ended December 31, 2000.

                             OPTION GRANTS IN 2000

                                                                                                      POTENTIAL REALIZABLE
                                                          PERCENT OF                                    VALUE AT ASSUMED
                                            NUMBER OF    TOTAL OPTIONS                                    ANNUAL RATES
                                            SECURITIES    GRANTED TO                                  OF STOCK APPRECIATION
                                            UNDERLYING   EMPLOYEES IN                                  FOR OPTION TERM(1)
                                             OPTIONS      FISCAL YEAR      EXERCISE     EXPIRATION   -----------------------
NAME AND PRINCIPAL POSITION                  GRANTED         2000        PRICE ($/SH)      DATE          5%          10%
---------------------------                 ----------   -------------   ------------   ----------   ----------   ----------
Robert G. Miller..........................    23,682         4.23%         $33.781       4/24/2010   $1,303,126   $2,075,017
  President of Iron Mountain                  14,981         2.67%         $33.375      11/15/2010   $  814,427   $1,296,845
  Records Management, Inc.

J. Peter Pierce(2)........................     5,740         1.02%         $33.875        7/2/2010   $  316,727   $  504,334
  President

--------------------------

(1) Potential Realizable Value is based on the assumed growth rates for an assumed ten-year option term. Five percent annual growth results in a Common Stock price per share of $55.026, $54.364 and $55.179, and ten percent annual growth results in a Common Stock price per share of $87.620, $86.566 and $87.863, respectively, for such term. The actual value, if any, an executive may realize will depend on the excess of the market price of the Common Stock over the exercise price on the date the option is exercised. There is no assurance that the value realized by an executive will be at or near the amounts reflected in this table.

(2) Mr. Pierce, who became President of the Company following the merger of Iron Mountain and Pierce Leahy, resigned from that office effective June 30, 2000, and is no longer an executive officer of the Company.

    The following table sets forth certain information with respect to stock options during the year ended December 31, 2000 exercised by, and the unexercised options to purchase Common Stock held by, the Named Executive Officers. Mr. Reese does not have any options.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

                                                                           NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                                OPTIONS AT              IN-THE-MONEY OPTIONS AT
                                                 SHARES                      DECEMBER 31, 2000           DECEMBER 31, 2000(1)
                                                ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME AND PRINCIPAL POSITION                    ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------                    -----------   --------   -----------   -------------   -----------   -------------
John F. Kenny, Jr............................       0           0         214,213        96,932       $4,715,378     $1,381,993
  Executive Vice President
  and Chief Financial Officer

Harold E. Ebbighausen........................       0           0          33,259        39,216       $  446,287     $  261,575
  President of Arcus Data Security, Inc.

Robert G. Miller.............................       0           0          39,736        54,624       $1,046,893     $  338,227
  President of Iron Mountain
  Records Management, Inc.

J. Peter Pierce(2)...........................       0           0             478         5,262       $    1,404     $   15,457
  President

--------------------------

(1) Based on a year-end value of $36.8125 per share, less the exercise price.

(2) Mr. Pierce, who became President of the Company following the merger of Iron Mountain and Pierce Leahy, resigned from that office effective June 30, 2000 and is no longer an executive officer of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee consisted entirely of Directors who were not employees of the Company. It was the Compensation Committee's responsibility to review, recommend and approve the Company's compensation policies and programs, including all compensation for the Chief Executive Officer and the other executive officers of the Company for the fiscal year ended December 31, 2000.

    The Option Plan Subcommittee consisted entirely of directors who were both "non-employee" directors within the meaning of Rule 16b-3 under Section 16 of the Exchange Act and "outside" directors within the meaning of Section 162(m) of the Code and the regulations thereunder, so that grants of options under the 1995 Plan and the 1997 Plan to executive officers were exempt under Rule 16b-3 and eligible for the "performance-based" exception of Section 162(m) of the Code. The Option Plan Subcommittee administered the 1995 Plan and the 1997 Plan and in exercise of that function determined what grants of stock options, restricted stock and stock appreciation rights thereunder were to be made to the Chief Executive Officer and the other executive officers of the Company. The Option Plan Subcommittee also administered the Iron Mountain/ATSI 1995 Stock Option Plan and the Nonqualified Stock Option Plan of Pierce Leahy Corp. (although no additional grants were made under those plans), the Employee Stock Purchase Plan and the Executive Deferred Compensation Plan.

    The purpose of the 1995 Plan and the 1997 Plan and the other stock option plans administered by the Option Plan Subcommittee is to encourage key employees, Directors and consultants of the Company who render services of special importance to, and who contribute materially to the success of, the Company to continue their association with the Company by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth. The Option Plan Subcommittee made stock option grants to Messrs. Miller and Pierce in 2000.

    The purpose of the Employee Stock Purchase Plan is to provide employees of the Company with the opportunity to acquire a proprietary interest in the Company by providing favorable terms for them to purchase the Company's Common Stock.

    The Executive Deferred Compensation Plan is maintained for the purpose of providing deferred compensation to a select group of management and highly compensated employees of the Company. This plan is expected to encourage the continued employment of the participating employees whose management and individual performance are largely responsible for the success of the Company and to facilitate the recruiting of key management and highly compensated employees required for the continued growth and profitability of the Company.

    The Compensation Committee determined the salary levels of the Company's executive officers, including the Chief Executive Officer, for fiscal year 2000, and the amounts of bonuses paid in 2001 for performance in fiscal year 2000. The compensation policies implemented by the Compensation Committee, which combine base salary and incentive compensation in the form of cash bonuses and long-term stock options, are designed to achieve the operating and acquisition strategies and goals of the Company. In particular, in determining bonuses paid in 2001 in respect of 2000 and salary levels for fiscal year 2000, the Compensation Committee took into account the past or expected future contributions of each executive officer to the Company's strategic goals, especially the efforts of each such officer in connection with the successful integration of the businesses of Iron Mountain and Pierce Leahy.

    Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the chief executive officer or any of the four most highly compensated other executive officers, to the extent that this compensation is not "performance-based" within the meaning of Section 162(m). Although the Compensation Committee has not adopted any specific rules with respect to this issue, its general policy, subject to all then prevailing relevant circumstances, is to attempt to structure the compensation arrangements of the Company to maximize deductions for federal income tax purposes.

                                          COMPENSATION COMMITTEE
                                          ARTHUR D. LITTLE, CHAIRMAN
                                          CONSTANTIN R. BODEN
                                          VINCENT J. RYAN
                                          CLARKE H. BAILEY

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL
  ARRANGEMENT

    The 1995 Plan provides for acceleration of the vesting of options and stock appreciation rights if the Company or any wholly owned subsidiary of the Company is a party to a merger or consolidation (whether or not the Company is the surviving corporation) in any transaction or series of related transactions and there is a "Limited Change of Control" of the Company. A Limited Change of Control occurs if after the merger or consolidation (a) individuals who immediately prior to the merger or consolidation served as members of the Board of Directors no longer constitute a majority of the Board of Directors or the board of directors of the surviving corporation and (b) the voting securities of the Company outstanding immediately prior to the merger or consolidation do not represent (either by remaining outstanding or upon conversion into securities of the surviving corporation) more than 50% of the voting power of the securities of the Company or the surviving corporation immediately after the merger or consolidation.

    As part of the merger with Pierce Leahy, Iron Mountain entered into a four year employment agreement with J. Peter Pierce. Under the agreement, Mr. Pierce was to serve as the Company's President. In connection with Mr. Pierce's resignation as President, Iron Mountain and Mr. Pierce amended the employment agreement and, in lieu of the payments and benefits provided for in the employment agreement, Mr. Pierce received severance pay at the annual rate of $325,000 through December 31, 2000 and a payment of $1,127,083. All payments owed to Mr. Pierce pursuant to the employment agreement, as amended, have been paid in full. Mr. Pierce is subject to customary confidentiality and noncompetition agreements as part of the employment agreement.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors consists of Mr. Little, who is the Chairman, and Messrs. Boden, Ryan and Bailey. Mr. Ryan is the Chairman of the Board and principal shareholder of Schooner Capital Trust.

AUDIT COMMITTEE REPORT

    In the course of its oversight of the Company's financial reporting process, the Audit Committee of the Board of Directors has (i) reviewed and discussed with management the Company's audited financial statements for the fiscal year ended December 31, 2000, (ii) discussed with Arthur Andersen LLP, the Company's independent auditors, the matters required to be discussed by Statement on Accounting Standards No. 61, COMMUNICATION WITH AUDIT COMMITTEES, and
(iii) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES, discussed with the auditors their independence, and considered whether the provision of nonaudit services by the auditors is compatible with maintaining their independence.

    Based on the foregoing review and discussions, the Committee recommended to the Board of Directors that the financial statements prepared by management and audited by Arthur Andersen LLP be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission (the "Commission").

                                          AUDIT COMMITTEE
                                          CONSTANTIN R. BODEN, CHAIRMAN
                                          ARTHUR D. LITTLE
                                          KENT P. DAUTEN

CERTAIN TRANSACTIONS

REAL ESTATE TRANSACTIONS

    Schooner leases space from the Company at the Company's corporate headquarters. Vincent J. Ryan, a Director of the Company, is the Chairman and Chief Executive Officer of Schooner. Such lease is a tenancy-at-will and may be terminated by either the Company or by Schooner at any time. As consideration for such lease, Schooner pays rent to the Company based on its pro rata share of all expenses related to the use and occupancy of the premises. The rent paid by Schooner to the Company under such lease was approximately $96,000 in the year ended December 31, 2000, and Schooner currently pays annual rent of approximately $101,000. The Company believes that the terms of this lease are no less favorable to it than would have been negotiated with an unrelated third party.

    The Company leases from three separate limited partnerships certain of its facilities in Suffield, Connecticut, Orlando, Florida and Charlotte, North Carolina. J. Peter Pierce, a Director of the Company, is the general partner of the limited partnerships and members of the Pierce family and their affiliates own substantial limited partnership interests in each of the limited partnerships. The leases for the Suffield, Orlando and Charlotte facilities terminate on December 31, 2005, October 31, 2004 and August 31, 2001, respectively. Each of such leases contains two five-year renewal options. The aggregate rental payment by the Company for such properties during 2000 was $1,684,000. The Company believes that the terms of these leases are no less favorable to the Company than would have been negotiated with unrelated third parties.

OTHER TRANSACTIONS

    The Company paid compensation of approximately $212,000 for the year ended December 31, 2000 to Mr. T. Anthony Ryan. Mr. Ryan is Vice President, Real Estate, of the Company and is the brother of Mr. Vincent J. Ryan, a Director of the Company. The Company believes that the terms of Mr. Ryan's employment are no less favorable to it than would be negotiable with an unrelated third party.

    The Company provided an annual pension in the amount of $96,000 to Leo W. Pierce, Sr., for the year ended December 31, 2000. Mr. Pierce formerly served as Chairman Emeritus of the Company and is the father of J. Peter Pierce, a Director of the Company. The Company will continue to provide a pension to Mr. Pierce, or his spouse, if she survives him, in 2001.

PERFORMANCE GRAPH

    In order to provide comprehensive disclosure, the performance graphs for both Iron Mountain and Pierce Leahy prior to the merger are shown below, in addition to a performance graph for the combined company after the merger.

IRON MOUNTAIN--PRE-MERGER

    The following graph compares the percentage change in the cumulative total return on the Common Stock of Iron Mountain prior to the merger to the cumulative total returns of the S&P 500 Index and the S&P Small Cap 600 Index for fiscal years 1999, 1998, 1997 and for the portion of 1996 that Iron Mountain's Common Stock was registered under Section 12 of the Exchange Act. This comparison assumes an investment of $100 on February 1, 1996 and the reinvestment of any dividends.

                COMPARISON OF 47 MONTH CUMULATIVE TOTAL RETURN*
             AMONG IRON MOUNTAIN INCORPORATED, PRIOR TO THE MERGER,
               THE S&P 500 INDEX AND THE S&P SMALL CAP 600 INDEX

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                    CUMULATIVE TOTAL RETURN
                                                      ----------------------------------------------------
                                                       2/1/96     12/96      12/97      12/98      12/99
                                                      --------   --------   --------   --------   --------
IRON MOUNTAIN INCORPORATED..........................   100.00     189.06     224.99     338.08     368.55
S & P 500...........................................   100.00     118.91     158.59      203.9     246.81
S & P SMALLCAP 600..................................   100.00     121.06     152.03     156.18     175.55

* ASSUMES $100 INVESTED ON 2/1/96 IN STOCK OR ON 1/31/96
 IN INDEX--INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDED DECEMBER 31, 1999.

PIERCE LEAHY

    The following graph compares the percentage change in the cumulative total return on Pierce Leahy's common stock to the cumulative total returns of the S&P 500 Index and the Russell 2000 Index for fiscal years 1999 and 1998 and for the portion of 1997 that Pierce Leahy's common stock was registered under
Section 12 of the Exchange Act. This comparison assumes an investment of $100 on July 1, 1997 and the reinvestment of any dividends.

                COMPARISON OF 30 MONTH CUMULATIVE TOTAL RETURN*
                  AMONG PIERCE LEAHY CORP., THE S&P 500 INDEX
                           AND THE RUSSELL 2000 INDEX

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                       CUMULATIVE TOTAL RETURN
                                                              -----------------------------------------
                                                              7/2/1997    12/97      12/98      12/99
                                                              --------   --------   --------   --------
PIERCE LEAHY CORP...........................................   100.00      83.67     104.08     176.53
S & P 500...................................................   100.00     110.74     142.39     172.35
RUSSELL 2000................................................   100.00     114.99     107.57     105.97

* ASSUMES $100 INVESTED ON 7/2/97 IN STOCK
 OR INDEX--INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDED DECEMBER 31, 1999.

IRON MOUNTAIN--POST-MERGER

    The following graph compares the percentage change in the cumulative total return on the Common Stock of the combined Company after the merger of Iron Mountain and Pierce Leahy on February 1, 2000 to the cumulative total returns of the S&P 500 Index, the Russell 2000 Index and the Russell 1000 Index for fiscal year 2000. The Commission's rules require the inclusion of both the old market capitalization index (the Russell 2000 Index) and the new market capitalization index (the Russell 1000 Index) for the transition year. This comparison assumes an investment of $100 on February 1, 2000 and the reinvestment of any dividends.

                COMPARISON OF 11 MONTH CUMULATIVE TOTAL RETURN*
                       AMONG IRON MOUNTAIN INCORPORATED,
                 THE S&P 500 INDEX, THE RUSSELL 2000 INDEX AND
                             THE RUSSELL 1000 INDEX

    EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                CUMULATIVE TOTAL
                                                                     RETURN
                                                              ---------------------
                                                              2/1/2000   12/31/2000
                                                              --------   ----------
IRON MOUNTAIN INCORPORATED..................................   100.00      114.01
S & P 500...................................................   100.00        95.7
RUSSELL 1000................................................   100.00       96.15
RUSSELL 2000................................................   100.00       98.56

* ASSUMES $100 INVESTED ON 2/1/00 IN STOCK OR ON 1/31/00
 IN INDEX--INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDED DECEMBER 31, 2000.

                                     ITEM 2
          RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

    Subject to ratification by the shareholders, the Board of Directors has selected the firm of Arthur Andersen LLP as the Company's independent public accountants for the current year. Arthur Andersen LLP has served as the independent public accountants for the Company from 1988 through 2000.

    The fees for services provided by Arthur Andersen LLP to the Company for the fiscal year ended December 31, 2000 were as follows:

Audit Fees..................................................  $1,241,900
Financial Information Systems Design and Implementation
  Fees......................................................  $2,556,000
All Other Fees..............................................  $2,330,900

    Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from shareholders.

    If the shareholders do not ratify the selection of Arthur Andersen LLP as the Company's independent public accountants, the selection of accountants will be reconsidered by the Board of Directors.

REQUIRED VOTE

    The affirmative vote of holders of a majority of the votes properly cast at the Annual Meeting is required to ratify the selection of Arthur Andersen LLP to serve as the Company's independent public accountants for the current fiscal year. For purposes of determining the number of votes cast, only those cast "For" or "Against" are included, and any abstentions or broker non-votes will not count in making that determination.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP.

                             ADDITIONAL INFORMATION

OTHER MATTERS

    The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires that the Company's executive officers, Directors, and persons who own more than ten percent of a registered class of the Company's equity securities file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Commission. Such executive officers, Directors and ten percent shareholders are also required by Commission rules to furnish to the Company copies of all Section 16(a) reports that they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that they were not required to file a Form 5, the Company believes that, during the fiscal year ended December 31, 2000, the executive officers, Directors and ten percent shareholders of the Company complied with all Section 16(a) filing requirements applicable to such persons.

PROPOSALS OF SHAREHOLDERS

    The Company expects to hold the 2002 Annual Meeting on May 23, 2002.

    A shareholder who intends to present a proposal at the 2002 Annual Meeting of Shareholders for inclusion in the Company's 2002 proxy statement and proxy card relating to that meeting must submit the proposal by December 26, 2001. In order for the proposal to be included in the proxy statement, the shareholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to the Company's principal executive office, at the address stated herein, and should be directed to the attention of the Chief Financial Officer.

    A shareholder who intends to present a proposal at the 2002 Annual Meeting of Shareholders and who intends to conduct his or her own proxy solicitation must submit the proposal to the Company not earlier than January 24, 2002 and not later than February 25, 2002.

                                          By Order of the Board of Directors,
                                          GARRY B. WATZKE, SECRETARY

April 24, 2001

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

    The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board) of Iron Mountain Incorporated (the "Company"). Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing the financial information that will be provided to the shareholders and others, the systems of internal controls that management has established and the internal and external audit processes.

    This Charter shall be reviewed for adequacy on an annual basis by the Committee.

    In meeting its responsibilities, the Committee is expected to:

 1. Provide an open avenue of communication among senior management, the internal auditors, the independent public accountants and the Board.

 2. Select and recommend to the Board the independent public accountants to be nominated, review the performance of the independent public accountants and their fees, and review and, where appropriate, approve the discharge of the independent public accountants. As selected by the Committee, the independent public accountants are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

 3. Review and concur in the appointment, replacement, reassignment or dismissal of the Company's Director of Internal Audit.

 4. Confirm and assure the independence of the Company's independent public accountants, including a review of all economic engagements performed by the independent public accountants. Request from the independent public accountants annually, a formal written statement delineating all relationships between the public accountants and the Company consistent with the Independence Standards Board Standard Number 1, discuss with the independent public accountants any such relationships and their impact on the public accountants independence, and take or recommend that the Board take appropriate action in response to the independent public accountants report to satisfy itself of the auditor's independence.

 5. Inquire of management, the Director of Internal Audit and the independent public accountants about significant risks or exposures and assess the steps management has taken or is planning on taking to minimize such risks to the company.

 6. Consider, in consultation with the independent public accountants and the Director of Internal Audit, the audit scope and plan of the internal auditors and independent public accountants.

 7. Consider with management and the independent public accountants the rationale for employing audit firms other than the principal independent public accountants in the performance of material engagements.

 8. Review with the independent public accountants and the Director of Internal Audit the coordination of audit effort to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources.

 9. Consider and review with the independent public accountants and the Director of Internal Audit:

    a. The adequacy of the Company's internal controls, including computerized information system controls and security.

    b. The Company's significant auditing and accounting principles and practices.

    c. Any related significant findings and recommendations of the independent public accountants and the Internal Audit Department together with management's responses thereto.

 10. Review with management, Internal Audit Department, and the independent public accountants at the completion of the annual examination:

    a.  The Company's annual financial statements and related footnotes.

    b. The independent public accountant's audit of the financial statements and their report thereon.

    c. Any significant changes required in the independent public accountant's audit plan.

    d. Any audit comments made by the independent public accountants to management based on the annual examination and management's responses.

    e. Any other matter related to the audit which management or the independent public accountants feel the Audit Committee needs to know.

 11. As a whole, or through the Committee chair, review with management and the independent public accountants the Company's quarterly financial statements prior to filing its Form 10-Q with the Securities and Exchange Commission.

 12. Review and consider with the independent public accountants the matters required to be discussed by Statement of Auditing Standards ("SAS")
     No. 61.

 13. Review activities of the Company's Internal Audit Department as follows:

    a.  Significant findings during the year and management's responses thereto.

    b. Any difficulties encountered in the course of its audits, including any restrictions on the scope of its work or access to required information.

    c.  Any changes required in the planned scope of its audit plan.

    d.  The Internal Audit Department budget and staffing.

    e.  The Internal Audit Department's charter.

    f. The Internal Audit Department's compliance with the IIA's STANDARDS FOR THE PROFESSIONAL PRACTICE OF INTERNAL AUDITING.

 14. Meet with the Director of Internal Audit, the independent public accountants and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Audit Committee.

 15. Report Committee actions to the Board with such recommendations, as the Committee may deem appropriate.

 16. Prepare a communication for inclusion in the proxy statement for the annual meeting of the Board that describes the Committee's composition and responsibilities and how they were discharged.

 17. Conduct or authorize investigations into any matters within the Committee's responsibilities with full access to the books, records, facilities and personnel of the Company, including retaining independent counsel, auditors or others to assist it in the conduct of any investigation.

 18. Meet quarterly or more frequently as circumstances require. The Committee may ask members of management or others to attend the meetings and provide pertinent information, as necessary.

 19. Perform other functions as assigned by law, the Company's articles of incorporation or bylaws, or the Board.

    The Committee shall consist of at least three members of the Board and shall be designated annually by, and shall serve at the pleasure of the full Board. The Committee's composition will meet the independence and experience requirements of the Audit Committee Policy of the New York Stock Exchange
(NYSE). Accordingly, all of the members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate within a reasonable period of time after appointment to the Committee

    In addition, at least one member of the Committee will have accounting or related financial management expertise.

    The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board.

    While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to prepare the Company's financial statements, to plan or conduct audits of those financial statements, or to determine that those financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of the Company's management and the independent public accountants. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent public accountants or to assure compliance with applicable laws and regulations.

                                   DETACH HERE


                                      PROXY

                            IRON MOUNTAIN INCORPORATED

                                745 ATLANTIC AVENUE
                            BOSTON, MASSACHUSETTS 02111

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints C. RICHARD REESE and JOHN F. KENNY, JR., and each of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated on the reverse hereof, all the Common Stock, $.01 par value per share, of Iron Mountain Incorporated held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Annual Meeting of Shareholders to be held on May 24, 2001 at 10:00 a.m., local time, or any adjournment or postponement thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTORS LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

-----------                                                         -----------
SEE REVERSE                                                         SEE REVERSE
   SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                         -----------

                     [LOGO OF IRON MOUNTAIN INCORPORATED]

                                                               April 24, 2001

Dear Shareholder:

     It is a pleasure to invite you to the Company's 2001 Annual Meeting in Boston, Massachusetts on Thursday, May 24, 2001, at 10:00 a.m., local time, at the offices of Sullivan & Worcester LLP, One Post Office Square, 23rd Floor, Boston, Massachusetts.

     The Annual Report to Shareholders, Notice of Meeting, proxy statement and form of proxy are included herein. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

     The vote of every shareholder is important. Mailing your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

     Please sign, date and promptly mail your proxy. Your cooperation will be greatly appreciated.

     Your Board of Directors and management look forward to greeting those shareholders who are able to attend.


                                             Sincerely,

                                             C. RICHARD REESE
                                             Chairman of the Board and
                                               Chief Executive Officer


                                 DETACH HERE


    PLEASE MARK
/X/ VOTES AS IN
    THIS EXAMPLE


1. Election of the following Directors:          2. Ratification of the selection by the Board of Directors of Arthur Andersen
                                                    LLP as independent public accountants for 2001.
   Nominees: (01) Clarke H. Bailey,
             (02) Constantin R. Boden and                      FOR        AGAINST        ABSTAIN
             (03) Eugene B. Doggett.                           / /          / /            / /

        FOR             WITHHOLD                 3. In their discretion, the Proxies are authorized to vote upon such other
        / /               / /                       business as may properly come before the meeting.

/ / ________________________________________     MARK HERE IF YOU PLAN TO ATTEND THE MEETING        / /
    For all nominees except as noted above
                                                 MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT      / /

                                                 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. JOINT OWNERS SHOULD
                                                 EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                                 GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN
                                                 FULL CORPORATE NAME BY AN AUTHORIZED OFFICER OR IF A PARTNERSHIP, PLEASE
                                                 SIGN IN FULL PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

Signature:_____________________Date:________     Signature:_____________________Date:________
